Exhibit 99.1

indie Semiconductor Announces Proposed Convertible Senior Notes Offering
and $50 million Repurchase Authorization

ALISO VIEJO, Calif.--November 16, 2022--indie Semiconductor, Inc. (“indie” or “we”) (NASDAQ: INDI), an Autotech solutions innovator, today announced that it plans to offer, subject to market and other conditions, $125 million aggregate principal amount of its Convertible Senior Notes due 2027 (the “notes”) through a private offering to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). indie expects to grant the initial purchasers in the offering an option to purchase, exercisable within the 30-day period immediately following the pricing date of the offering, up to an additional $18.75 million aggregate principal amount of notes. indie also announced today that its Board of Directors has authorized the repurchase, from time to time, of up to $50 million of indie’s Class A common stock (the “common stock”) (inclusive of any concurrent repurchase of shares of common stock described below) and/or warrants to purchase common stock.

The notes will be senior unsecured obligations of indie, and interest on the notes will be payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2023. The notes will mature on November 15, 2027, unless earlier repurchased, redeemed or converted. In certain circumstances and during certain periods, the notes may be converted into cash, shares of common stock, or a combination of cash and shares of common stock, at indie’s election.

indie expects to use a portion of the net proceeds from the notes offering for the concurrent repurchase of up to $25 million of common stock (the “concurrent repurchase”) and to use the remainder of the net proceeds from the offering for general corporate purposes, which may include additional repurchases of common stock and/or purchases of indie’s warrants to purchase common stock, as described below, and potential acquisitions.

Concurrently with the pricing of the notes, indie expects to enter into privately negotiated transactions through one of the initial purchasers or its affiliate to effect the concurrent repurchase. These activities could increase (or reduce the size of any decrease in) the trading price of the common stock and may affect the initial terms of the notes, including the conversion price of the notes. After deducting the amount of the concurrent repurchase, the repurchase authorization permits indie to use the remainder of the authorized amount to make repurchases, on a discretionary basis as determined by indie’s management, of common stock and/or warrants to purchase common stock through open market purchases, in privately negotiated transactions or in other permitted manners. The amount and timing of any such repurchases will depend on a number of factors, including price, trading volume, general market conditions and legal requirements, among others. There is no guarantee as to the number of shares or warrants that will be repurchased, and the repurchase authorization does not obligate indie to acquire any particular amount of common stock or warrants. The repurchase authorization may be extended, suspended or discontinued at any time without notice at indie’s discretion.

The notes and the shares of common stock issuable upon conversion of the notes, if any, have not been, and will not be, registered under the Securities Act, or under any state securities laws, and may not be offered or sold in the United States without registration under, or an applicable exemption from, the registration requirements. This press release is not an offer to sell, nor is it a solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or any jurisdiction. This press release is issued pursuant to Rule 135c under the Securities Act.

About indie

indie is empowering the Autotech revolution with next-generation automotive semiconductors and software platforms. We focus on edge sensors spanning multiple modalities, including LiDAR, radar, ultrasound and computer vision for Advanced Driver Assistance Systems (ADAS), user experience and electrification applications. These technologies represent the core underpinnings of both electric and autonomous vehicles while our advanced user interfaces enabled by our mixed-signal SoCs transform the in-cabin experience to mirror and seamlessly connect to the mobile platforms we rely on every day. We are an approved vendor to Tier 1 partners and our solutions can be found in marquee automotive OEMs around the world. Headquartered in Aliso Viejo, CA, indie has design centers and sales offices in Austin, TX; Boston, MA; Detroit, MI; San Francisco and San Jose, CA; Córdoba, Argentina; Budapest, Hungary; Dresden and Munich, Germany; Cambridge, England; Edinburgh, Scotland; Rabat, Morocco; Haifa, Israel; Quebec City, Canada; Seoul, South Korea; Tokyo, Japan and several locations throughout China.

Forward-Looking Statements

This press release contains “forward-looking statements” (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements can be identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning and include, but are not limited to, statements regarding our future business and financial performance and prospects, including our expectations regarding the transactions described in this press release and the anticipated use of proceeds therefrom. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. In addition to the factors previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on April 11, 2022 and in our other public reports filed with the SEC (including those identified under “Risk Factors” therein), the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: macroeconomic conditions, including inflation, rising interest rates and volatility in the credit and financial markets; the impact of the COVID-19 pandemic; the impact of Russia’s invasion of Ukraine; our reliance on contract manufacturing and outsourced supply chain and the availability of semiconductors and manufacturing capacity; competitive products and pricing pressures; our ability to win competitive bid selection processes and achieve additional design wins; the impact of any acquisitions we may make, including our ability to successfully integrate acquired businesses and risks that the anticipated benefits of any acquisitions may not be fully realized or take longer to realize than expected; our ability to develop, market and gain acceptance for new and enhanced products and expand into new technologies and markets; trade restrictions and trade tensions; political or economic instability in our target markets; the inability to maintain the listing of our common stock or the public warrants on Nasdaq; our ability to effectively deploy the net proceeds from the issuance of the notes; and other risks described from time to time in periodic and current reports that we file with the SEC. All forward-looking statements in this press release are expressly qualified in their entirety by the foregoing cautionary statements.

Investors are cautioned not to place undue reliance on the forward-looking statements in this press release, which information set forth herein speaks only as of the date hereof. We do not undertake, and we expressly disclaim, any intention or obligation to update any forward-looking statements made in this announcement or in our other public filings, whether as a result of new information, future events or otherwise, except as required by law.

Media Inquiries

media@indiesemi.com

Investor Relations

ir@indiesemi.com

Source: indie Semiconductor